Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Ho Fai Chung, Chief Financial Officer of NewGenIvf Group Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Company’s annual report on Form 20-F for the year ended December 31, 2024, as amended by Amendment No. 1 thereto (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2025

By:	/s/ Ho Fai Chung
Name:	Ho Fai Chung
Title:	Chief Financial Officer